Exhibit 99.2

                          First Amendment to Term Sheet

Reference is made to the Term Sheet (the "Term Sheet") dated as of August 5, 2003, by and among National Rural Telecommunications Cooperative ("NRTC"), North Central Communications and Iowa Lakes Electric Cooperative, on behalf of the Class certified in the United States District Court for the Central District of California, Case No. CV 00-2117 (the "Class"), and Hughes Communications Galaxy, Inc. and DIRECTV, Inc. (together, "DIRECTV"), a copy of which is attached hereto. NRTC, DIRECTV, and the Class may hereinafter be referred to collectively as the "Parties." All defined terms used in the Term Sheet and not otherwise defined herein have the meanings set forth in the Term Sheet.

     The Class is this date executing the Term Sheet and in conjunction therewith the Parties desire to make certain amendments thereto, as set forth below.

     Accordingly, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

     1. The Term Sheet is hereby amended as follows:

     (a) In Section I in both the first and second sentences after the words "dismiss with prejudice" insert ", except as set forth in the following paragraph", and then add the following to Section I as a new paragraph:

     "For purposes of clarity and not in limitation of the foregoing, the Parties agree that NRTC's and the Class's claims for existing or known "Advanced Services" (as that term is used in NRTC's and the Class's complaints in Case Nos. CV-99-8672 and CV-00-2117, respectively), including Advanced Services identified in the litigation, are dismissed with prejudice. NRTC's and the Class's claims for future "Advanced Services" (as that term is used in NRTC's and the Class's complaints in Case Nos. CV-99-8672 and CV-00-2117, respectively), are dismissed without prejudice. Notwithstanding the foregoing, NRTC and the Class will receive revenues from TiVo services and Wink services as provided in Section IV of this Term Sheet. Moreover, the Parties agree to negotiate in good faith regarding the marketing, sale or distribution by NRTC and the Class through NRTC of future Advanced Services that DIRECTV may offer during the term of the New DBS Distribution Agreement, when such Advanced Services are available for marketing, sale or distribution."

     (b) In Section II (b), change clause (i) to read as follows:

     "(i) the remaining fuel on board DBS-1 is less than 6% of the initial fuel mass prior to launch, including reasonable provision for uncertainty in estimation of fuel plus a credit for fuel used in the move of DBS-1 to 110(degree) and back to 101(degree), or (ii)"

     (c) In Section II (e) insert the following new sentence after the sentence that begins "If the programming agreement..."
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     "NRTC agrees that it will pass on to DBS participants, in the same pro rata manner as set forth above, without deduction or charge for any NRTC margin,
     (i) any such unconstrained launch support payments and (ii) any such constrained launch support payments as may, in accordance with the terms and conditions thereof, be passed on to such DBS participants, provided that such DBS participants use such constrained launch support payments in the manner specified by the providers thereof."

     (d) In Section III, in the introductory paragraph in the fifth line, delete "except as modified by" and replace with "modified to reflect the provisions of".

     (e) In Section III (c) add the following language at the end of the Section immediately after the words "June 30, 2011": "or December 31, 2009, as applicable,"

     (f) In  Section  III  (d),  add the  following  language  at the end of the section immediately following the words "transfer to DIRECTV,":

     "provided, however, that DIRECTV shall have no obligation to pay $150 for subscribers transferred to DIRECTV for any DBS participant which chooses Option 2, as defined in Section III (e) below. The $150 per subscriber payment will be paid by DIRECTV to NRTC, and NRTC will pass such payment on to each affected DBS participant upon successful transfer by such DBS participant of its subscribers to DIRECTV and upon final settlement between NRTC and such DBS participant of any amounts owing by such DBS participant to NRTC,"

     (g) Section III (e) shall be replaced in its entirety with the following language:

     "(e) The New DBS Distribution Agreement will provide that NRTC may (and NRTC agrees that it shall) offer to each member of the Class, and each other DBS participant which accepts the settlement, a new Member Agreement ("New Member Agreement") in a form materially consistent with the existing Member Agreement (except as modified herein). The New Member Agreement must be approved by DIRECTV, which approval shall not be unreasonably withheld, and will include one of the following two options (each DBS participant accepting this settlement must choose Option 1 or Option 2 within thirty days of Court approval of the settlement at or following a fairness hearing). The New DBS Distribution Agreement will also provide that NRTC may itself serve, or offer to other members or affiliates of NRTC New Member Agreements for, the territories of any non-accepting DBS participants (or accepting DBS participants who do not execute a New Member Agreement (with either Option 1 or 2) within 30 days after approval of this settlement and

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     Term Sheet by the Court) for the period  comprising the term of the New DBS
     Distribution Agreement, on the same terms as the New Member Agreements.

        Option 1: The New Member Agreement will include:(i) a term commencing at the end of the term of its existing Member Agreement and ending on June 30, 2011, on the terms and other provisions set forth in its Member Agreement, as amended by the provisions of this section, provided such Class member or other DBS participant is in good standing with NRTC at the end of the term of its existing Member Agreement(s); (ii) the releases provided for in
     Section VII below, to be effective upon execution of the New Member Agreement; (iii) such DBS participant's agreement to indemnify and hold NRTC, its officers and directors, harmless from and against any and all damages, liabilities, costs and expenses, including attorneys' fees and expenses, which any of them may incur or be obligated to pay or indemnify on account of any claim asserted, or suit brought by, such DBS participant or any of its affiliates, against DIRECTV or any of its affiliates, as to which DIRECTV seeks indemnification from NRTC under the Existing DBS
     Distribution Agreement, as amended hereby, or under the New DBS Distribution Agreement, which indemnification provision shall be effective upon the execution of the New Member Agreement; (iv) the DBS participant will work to assure that subscribers in its territories are transferred to DIRECTV effective as of June 30, 2011, including (a) cooperating in the transition process negotiated by NRTC and DIRECTV pursuant to Section III(d) above, and (b) making information regarding its subscribers available to DIRECTV; and (v) the DBS participant cannot during the term of the New Member Agreement and for a period of two years thereafter: (a) share or sell their list of former and/or current DBS customers (or any portion thereof) to a multi-channel video provider other than DIRECTV; (b) (except if allowed under the existing Member Agreement during the term thereof) market or solicit sales for multi-channel video services or the related receiving equipment (other than DIRECTV services and associated equipment); or (c) share or sell their customer list related to non-DBS businesses to any multi-channel video distributor, unless all former and current DBS customers are excised from such list (i.e., no then current or former (within the prior two year period) DBS customer shall be included in a list sold to a multi-channel video distributor, even if such customer is/was a customer to a non-DBS business as well). For purposes of this settlement, Option 1 is the default Option, meaning that for any DBS participant which signs a New Member Agreement and does not indicate which Option it chooses, Option 1 shall apply.

        Option 2: The New Member Agreement will include:(i) a term commencing at the end of the term of its existing Member Agreement and ending on December 31, 2009, on the terms and other provisions set forth in its Member Agreement, as amended by the provisions of this section, provided such Class member or other DBS participant is in good standing with NRTC at

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

     the end of the term of its existing Member Agreement(s); (ii) the releases provided for in Section VII below, to be effective upon execution of the New Member Agreement; (iii) such DBS participant's agreement to indemnify and hold NRTC, its officers and directors, harmless from and against any and all damages, liabilities, costs and expenses, including attorneys' fees and expenses, which any of them may incur or be obligated to pay or indemnify on account of any claim asserted, or suit brought by, such DBS participant or any of its affiliates, against DIRECTV or any of its affiliates, as to which DIRECTV seeks indemnification from NRTC under the Existing DBS Distribution Agreement, as amended hereby, or under the New DBS Distribution Agreement, which indemnification provision shall be effective upon the execution of the New Member Agreement; (iv) the DBS participant will work to assure that subscribers in its territories are transferred to DIRECTV effective as of December 31, 2009, including (a) cooperating in the transition process negotiated by NRTC and DIRECTV pursuant to Section III(d) above, and (b) making information regarding its subscribers available to DIRECTV; (v) the DBS participant cannot during the term of the New Member Agreement and for a period of two years thereafter:
     (a) share or sell their list of former and/or current DBS customers (or any portion thereof) to a multi-channel video provider other than DIRECTV, or
     (b) share or sell their customer list related to non-DBS businesses to any multi-channel video distributor, unless all former and current DBS customers are excised from such list (i.e., no then current or former (within the prior two year period) DBS customer shall be included in a list sold to a multi-channel video distributor, even if such customer is/was a customer to a non-DBS business as well); and (vi) the DBS participant cannot during the term of the New Member Agreement (except if allowed under the existing Member Agreement) market or solicit sales for multi-channel video services or the related receiving equipment (other than DIRECTV services and associated equipment). With respect only to any members of the Class who choose Option 2 as part of the settlement, the transfer of subscribers to DIRECTV at December 31, 2009 under this Option 2 shall not be deemed a Liquidity Event within the meaning of this Term Sheet.

     NRTC and DIRECTV further agree that any DBS participant that accepts or is bound by the settlement and does not execute a New Member Agreement shall remain subject to its existing Member Agreement(s), but NRTC will agree with such DBS participant that the term of such Member Agreement(s) will extend until the Termination Date, unless terminated by NRTC pursuant to section 14 thereof, as a result of a breach by such DBS participant thereunder.

     (h) Rename Section IV "Amendment to Seamless Consumer Agreement; Wink Services:", make the existing paragraph "(a)" and add the following new paragraph (b):

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

     "(b) The Parties acknowledge and agree that the agreement dated September 15, 2000 between NRTC, Pegasus and DIRECTV (the "Wink Agreement") remains in full force and effect and shall continue, pursuant to its terms, through the term of the referenced Master Affiliation Agreement between DIRECTV and Wink Communications, Inc. The Parties further agree to negotiate in good faith regarding the marketing and sale of the Wink services by NRTC and/or the Class on substantially equivalent terms to the Wink Agreement, should DIRECTV renegotiate or otherwise undertake a new agreement for the distribution of the Wink services on the DIRECTV platform on substantially similar terms to the Master Affiliation Agreement during the term of the New DBS Distribution Agreement."

     (i) In Section IV (a), change the second and third sentences to read as follows:

     "The Revenue Share from sales of services covered by the Seamless Consumer Agreement (except Non-Select Sports Programming) shall be adjusted to the greater of 15% or the rate applicable pursuant to the Service Penetration Rate calculation described therein. The Seamless Consumer Agreement will also cover TiVo and Para Todos at a 15% Revenue Share, plus incremental Revenue Share up to a maximum Revenue Share of 20%, and NRTC and DIRECTV shall agree upon the appropriate Base Service Penetration Rates for such incremental Revenue Share calculation, designed to provide incentive to NRTC to improve from DIRECTV's current penetration rate in NRTC territories for such services in a manner consistent with the Service Penetration Rate applicable to the other services covered by the Seamless Consumer Agreement."

     (j) In Section V add the following two sentences after the second sentence defining a "Liquidity Event." "Notwithstanding the foregoing, the transfer of subscribers to DIRECTV by any member of the Class selecting Option 2, as defined in Section III (e) at December 31, 2009, shall not be deemed a Liquidity Event, and DIRECTV will have no obligation to make the payment provided in the first sentence of this section for any such subscribers after December 31, 2009. For clarity, with respect to any Class member which elects Option 2, if a Liquidity Event occurs before December 31, 2009, then such event will still be a Liquidity Event with respect to the subscribers of such Option 2 Class members; however, in any such event DIRECTV will only be obligated to make the payments to NRTC provided for in the first sentence of this Section V with respect to such subscribers for the period from the date of such Liquidity Event through December 31, 2009. The last two sentences of Section V shall be amended to add the following language after the words "Liquidity Event" each time they appear in the sentences "or transfer under Option 2".

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

     (k) In Section VII, delete the portion of the second sentence beginning with "The New Member..." through the parenthesis ending with "New Member Agreement)" and insert in place thereof the following:

     "The New Member Agreements will also include (1) an appropriate release by NRTC of known claims against such DBS participant (but specifically excluding claims related to payments due and ongoing operational matters) and (2) an appropriate release by such DBS participant of NRTC, its officers and directors (including with regard to (i) the terms of this settlement, (ii) the dismissal of the Consolidated Cases and (iii) any and all known claims, whether asserted or unasserted, arising out of or relating to (x) any dealings between NRTC and such DBS participant under its Member Agreement(s) through the date such DBS participant executes and delivers such New Member Agreement, and including, but not limited to, any such claims arising out of or relating to NRTC's provision of services to such DBS participant thereunder, the amounts, including margin, charged by NRTC to such DBS participant thereunder, and/or NRTC's use or distribution to DBS participants of any launch or marketing support fees collected by NRTC and/or (y) NRTC's method of calculation and allocation of patronage and non-patronage sourced income, and NRTC's calculations and distributions of net savings to its patrons)".

     (l) In Section VIII, at the beginning of the third sentence replace "sentence" with "sentences".

     (m) Add a new Section X as follows:

     "X. Offer of Future Sales Agency: DIRECTV agrees that, upon the expiration of any New Member Agreement as of June 30, 2011, DIRECTV shall offer to the applicable DBS participant thereunder the opportunity to act as a DIRECTV retailer, on terms at least equivalent to DIRECTV's then standard terms for its two-step/independent retailers who sell DIRECTV exclusively, provided that such DBS participant continues to observe the restrictions set forth in Section III(e) (iv) and (v) (Option 1)."

     (n) Add a new Section XI as follows:

     "XI. Certain Agreements with Pegasus: If there are any changes or additions to the Existing DBS Distribution Agreement, as amended hereby, or the New DBS Distribution Agreement or the Member Agreements with Pegasus Satellite Television, Inc, and its affiliates ("Pegasus") (which are approved by NRTC as the other party thereto) or the Seamless Consumer Agreement between DIRECTV and Pegasus, as a result of a settlement between DIRECTV and Pegasus of the current litigation (excluding Seamless Marketing and the Delaware patent claims) between them, other than as set

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


     forth in this Term Sheet, DIRECTV will advise NRTC and the Class of all the precise terms thereof and agrees that, if NRTC and the Class elect, DIRECTV will make such terms, rights and benefits available to NRTC and through NRTC to the Class and any other DBS participant which accepts this settlement, provided that the party agrees to undertake any obligations associated with such terms, rights and benefits. Notwithstanding the foregoing, it is expressly agreed that the provisions of this Section XI shall not apply to the terms of any Liquidity Event transaction which may be entered into between DIRECTV and Pegasus."

2. As amended hereby, the Term Sheet remains in full force and effect and binding on the Parties. Promptly after execution of this amendment, the Parties shall prepare and execute an amended and restated version of the Term Sheet, incorporating in a single document the provisions of the Term Sheet and the amendments set forth herein, which, when executed, shall supersede and replace the Term Sheet and this amendment in their entirety; however, any failure to execute such amended and restated version shall not affect the binding effect of the Term Sheet, as amended by this amendment. This Amendment may be executed in one or more counterparts, each or which shall be deemed an original. All Parties agree that facsimile signatures by any Party shall be acceptable.

The rest of this page is intentionally left blank. Signatures are on the following pages.


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This First Amendment to Term Sheet is executed by the parties on August 10,
2003, and is effective for all purposes as of the Effective Date.

NATIONAL RURAL TELECOMMUNICATIONS COOPERATIVE


By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



NORTH CENTRAL COMMUNICATIONS

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



IOWA LAKES ELECTRIC COOPERATIVE

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________






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




DIRECTV, INC.

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



HUGHES COMMUNICATIONS GALAXY, INC.

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________

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